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                                                                    Exhibit 10.5
                                                                    ------------

                      EASTERN ENVIRONMENTAL SERVICES, INC.

                             1991 STOCK OPTION PLAN


                                   ARTICLE I

                                    General

        1.1  Purpose.  This incentive stock option and nonqualified stock option
             -------
plan (the "Plan") is established to promote the interests of Eastern Environmental Services, Inc. (the "Corporation") and its stockholders by enabling the Corporation, through the granting of stock options, to attract and retain personnel for the Corporation and its subsidiaries, and to provide additional incentive to such personnel to increase their stock ownership in the Corporation. It is intended that those options issued pursuant to the provisions of the Plan relating to incentive stock options shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulation promulgated thereunder, or any statute or regulation of similar import.

        1.2  Administration.
             --------------

        (a) The incentive stock option and nonqualified stock option provisions of the Plan shall be administered by the Board of Directors of the Corporation, and the Board of Directors may delegate such administration to a committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of not less than two (2) nor more than five (5) persons, each of whom shall be a member of the Corporation's Board of Directors not eligible to receive any stock option under the Plan. The Board of Directors may from time to time remove members from, or add members to , the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. In the event that the Board of Directors elects not to delegate such administration to the Committee, all references herein to the Committee shall be deemed to refer to the Board of Directors.

        (b) The Committee shall select one of its members as chairman, and shall hold meetings at such time and places as it may determine. The acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

        (c) Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion: (1) to determine the employees of the Corporation and its subsidiaries to whom stock options shall be granted; (2) to determine the time or times at which stock options shall be granted; (3) to determine whether an eligible employee shall be granted an incentive stock option, a nonqualified stock option or any combination thereof; (4) to determine the option price of the shares subject to each stock option; (5) to determine the time or times when each stock option becomes exercisable and the duration of any stock option period; and (6) to interpret the Plan and the stock options granted hereunder, and to prescribe, amend and rescind rules and

                                  APPENDIX "A"
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                                      A-1
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regulations with respect thereto. The interpretation and construction by the
Committee of any provision of the Plan over which it has discretionary authority or of any option granted hereunder shall be final and conclusive.

        (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any stock option granted hereunder.

        1.3  Eligible Employees.  A stock option may be granted to any employee
             ------------------
of the Corporation or of a subsidiary (who may or may not be an officer or member of the Board of Directors), with the exceptions only of (a) with respect to the incentive stock options granted under the Plan, employees who cannot qualify for the benefits of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, and (b) with respect to all provisions of the Plan, members of the Committee and any other members of the Board of Directors who are not otherwise employees of the Corporation.

        1.4  Stock Subject to the Plan.
             -------------------------

        (a) The stock subject to the stock options under the Plan shall be shares of common stock of the Corporation, par value $0.0l per share, which shares may be, in whole or in part, either authorized but unissued shares or issued shares held in the treasury. The aggregate number of shares that may be issued upon the exercise of stock options granted under the Plan shall not exceed 500,000 shares of common stock, which limitation shall be subject to adjustment as provided in Article IV of the Plan.

        (b) If a stock option is surrendered or for any other reason ceases to be exercisable in whole or in part, the shares of common stock that are subject to such option, but as to which the option has not been exercised, shall again become available for offering under the Plan.


                                  ARTICLE II

                Terms and Conditions of Incentive Stock Options
                -----------------------------------------------

        Any incentive stock option ("ISO") granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by certificates or agreements in such form as the Committee from time to time shall approve, which certificates or agreements shall comply with and be subject to the terms and conditions hereinafter specified.

        2.1  Number of Shares. Each ISO shall state the number of shares to
             ----------------
which it pertains.

        2.2  Option Price.  Each ISO shall state the option price, which price
             ------------
shall be determined by the Committee in its discretion. In no event, however, shall such price be less than 100% of the fair market value of the shares of common stock of the Corporation (determined under Article IV of the Plan) on the date of the granting of the ISO; or, in the case of an individual who owns

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(at the time the option is granted) more than 10% of the total combined voting power of all classes of stock of the Corporation or of a parent or subsidiary corporation (a "10% stockholder"), shall such price be less than 110% of such fair market value.

        2.3  Method of Payment. Each ISO shall state the method of payment of
             -----------------
the ISO price upon the exercise of the ISO. The method of payment stated in the ISO shall include payment (a) in United States dollars in cash or by check, bank draft or money order payable to the order of the Corporation, or (b) in the discretion of and in the manner determined by the Committee, by the delivery of shares of common stock of the Corporation already owned by the optionee, or (c) by any other legally permissible means acceptable to the Committee at the time of grant of the ISO, or (d) in the discretion of the Committee, through a combination of (a), (b) and (c) of this paragraph 2.3. If the option price is paid in whole or in part through the delivery of shares of common stock, the decision of the Committee with respect to the fair market value of such shares shall be final and conclusive.

        2.4  Term and Exercise of Options. No ISO shall be exercisable either in
             ----------------------------
whole or in part prior to twelve (12) months form the date it is granted. No ISO shall be exercisable after the expiration of ten (10) years from the date it is granted; or, in the case of a 10% stockholder, no ISO shall be exercisable after the expiration of five (5) years from the date it is granted. Not less than one hundred (100) shares may be exercised at any one time unless the number exercised is the total number at the time exercisable under the ISO.

        Within the limits described above, the Committee may impose additional requirements on the exercise of ISOs, including, but without limitation, the number of shares covered by the ISO that become eligible to be exercised in any year and the expiration date of the option. Subject to the provisions of the Plan and any other terms and conditions the Committee deems appropriate, the Committee in its discretion also may accelerate the time at which an ISO may be exercised if, under previously established exercise terms, such ISO was not immediately exercisable in full.

        2.5  Additional Limitations on Exercise of Options. An optionee may hold
             ---------------------------------------------
and exercise more than one ISO, but only on the terms and subject to the restrictions hereafter set forth. The aggregate fair market value (determined as of the time an ISO is granted) of the common stock of the Corporation with respect to which ISOs are exercisable for the first time by any employee in any calendar year under the Plan and under all other incentive stock option plans of the Corporation and any parent and subsidiary corporations of the Corporation (as those terms are defined in Section 425 of the Internal Revenue Code of 1986, as amended) shall not exceed $100,000.

        2.6  Notice of Grant of Option. Upon the granting of any ISO to an
             -------------------------
employee, the Committee shall promptly cause such employee to be notified of the fact that such ISO has been granted. The date on which the Committee approves the grant of an ISO shall be considered to be the date on which such ISO is granted.

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        2.7  Death or Other Termination of Employment.
             ----------------------------------------
        (a) In the event that an optionee (i) shall cease to be employed by the Corporation or a subsidiary because of his discharge for dishonesty, or because he violated any material provision of any employment or other agreement between him and the Corporation or a subsidiary, or (ii) shall voluntarily resign or terminate his employment with the Corporation or a subsidiary under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him and the Corporation or a subsidiary, or (iii) shall have committed an act of dishonesty not discovered by the Corporation or a subsidiary prior to the cessation of his employment but that would have resulted in a discharge if discovered prior to such date, or
(iv) shall, either before or after cessation of his employment with the Corporation or a subsidiary, without the written consent of his employer or former employer, use (except for the benefit of his employer or former employer) or disclose to any other person any confidential information relating to the continuation or proposed continuation of his employer's or former employer's business or any trade secrets of the Corporation or a subsidiary obtained as a result of or in connection with such employment, or (v) shall, either before or after cessation of his employment with the Corporation or subsidiary, without the written consent of his employer or former employer, directly or indirectly, give advice to, or serve as an employee, director, officer, partner or trustee of, or in any similar capacity with, or otherwise directly or indirectly participate in the management, operation, or control of, or have any direct or indirect financial interest in, any corporation, partnership, or other organization that directly or indirectly competes in any respect with the Corporation or its subsidiaries, then forthwith from the happening of any such event, any ISO then held by him shall terminate and become void to the extent that it then remains unexercised. In the event that an optionee shall cease to be employed by the Corporation or a subsidiary for any reason other than his death or one or more of the reasons set forth in the immediately preceding sentence, subject to the conditions that no option shall be exercisable after the expiration of ten (10) years from the date it is granted, or, in the case of a 10% stockholder, five (5) years from the date it is granted, such optionee shall have the right to exercise the ISO at any time within three (3) months after such termination of employment to the extent his right to exercise such ISO has accrued pursuant to this Article II at the date of such termination and had not previously been exercised; such three-month limit shall be increased to one (1) year for any optionee who ceases to be employed by the Corporation or a subsidiary because he is disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) or who dies during the three-month period, and the ISO may be exercised within such extended time by the optionee or, in the case of death, the personal representative of the optionee or by any person or persons who shall have acquired the ISO directly from the optionee by bequest or inheritance. Whether an authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Committee, whose determination shall be final and conclusive.

        (b) In the event that an optionee shall die while in the employ of the Corporation or a parent or subsidiary corporation and shall not have fully exercised any ISO, the ISO may be exercised, subject to the conditions that no ISO shall be exercisable after the expiration of ten (10) years from the date it is granted, or, in the case of a 10% stockholder, five (5) years from the date it is granted, to the extent that the optionee's right to exercise such ISO

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had accrued pursuant to this Article II at the time of his death and had not previously been exercised, at any time within one (1) year after the optionee's death, by the personal representative of the optionee or by any person or persons who shall have acquired the ISO directly from the optionee by bequest or inheritance, in the case of death.

        (c) No ISO shall be transferable by the optionee otherwise than by will or the laws of descent and distribution.

        (d) During the lifetime of the optionee, the ISO shall be exercisable only by him and shall not be assignable or transferable and no other person shall acquire any rights therein.

        2.8  Rights as a Stockholder. An optionee shall have no rights as a
             -----------------------
stockholder with respect to any shares covered by his ISO until the date of the issuance of a stock certificate to him for such shares after exercise of the ISO. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article IV.

        2.9  Modification, Extension and Renewal of Options. Subject to the
             ----------------------------------------------
terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding ISOs granted under the Plan, or accept the surrender of outstanding ISOs (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). The Committee shall not, however, modify any outstanding ISOs so as to specify a lower option price or accept the surrender of outstanding ISOs and authorize the granting of new options in substitution therefor specifying a lower option price. Notwithstanding the foregoing, however, no modification of an ISO shall, without the consent of the optionee, alter or impair any of the rights or obligations under any ISO theretofore granted under the Plan.

        2.10  Listing and Registration of Shares. Each ISO shall be subject to
              ----------------------------------
the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such ISO or the issuance or purchase of shares thereunder, such ISO may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Notwithstanding anything in the Plan to the contrary, if the provisions of this paragraph 2.10 become operative, and if, as a result thereof, the exercise of an ISO is delayed, then and in that event, the term of the ISO shall not be affected.

        2.11  Other Provisions. The ISO certificates or agreements authorized
              ----------------
under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the ISO, as the Committee shall deem advisable. Any such certificate or agreement shall contain such limitations and restrictions upon the exercise of the ISO as shall be necessary in order that such ISO will be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or to conform to any change in the law.

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                                  ARTICLE III

               Terms and Conditions of Nonqualified Stock Options
               --------------------------------------------------

        Any non qualified stock option ("NSO") granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by certificates or agreements in such form as the Committee from time to time shall approve, which certificates or agreements shall comply with and be subject to the terms and conditions hereinafter specified.

        3.1 Number of Shares. Each NSO shall stated the number of shares to
            ----------------
which it pertains.

        3.2  Option Price. Each NSO shall state the option price, which price
             ------------
shall be determined by the Committee in its discretion.

        3.3  Method of Payment. Each NSO shall state the method of payment of
             -----------------
the NSO price upon the exercise of the NSO.

        3.4  Term, Exercise and Transfer of Options.
             --------------------------------------

        (a) No NSO shall be exercisable after the expiration of ten (10) years from the date it is granted. Not less than one hundred (100) shares may be exercised at any one time unless the number exercised is the total number at the time exercisable under the NSO. Within the limits described above, the Committee may impose additional requirements on the exercise of NSOs.

        (b) No NSO shall be transferable by the optionee otherwise than by will or the laws of descent and distribution.

        (c) During the lifetime of the optionee, the NSO shall be exercisable only by him and shall not he assignable or transferable and no other person shall acquire any rights therein.

        3.5  Notice of Grant of Option. Upon the granting of any NSO to an
             -------------------------
employee, the Committee shall promptly cause such employee to be notified of the fact that such NSO has been granted. The date on which the Committee approves the grant of an NSO shall be considered to be the date on which such NSO is granted.

        3.6  Rights as a Stockholder. An optionee shall have no rights as a
             -----------------------
stockholder with respect to any shares covered by his NSO until the date of the issuance of a stock certificate to him for such shares after exercise of the NSO. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article IV.

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                                  ARTICLE IV

                                 Miscellaneous
                                 -------------

        4.1  Stock Adjustments.
             -----------------

        (a) In the event of any increase or decrease in the number of issued shares of common stock of the Corporation resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on the common stock) or any other increase or decrease in the number of such shares effected without any receipt of consideration by the Corporation, then, in any such event, the number of shares of common stock that remain available under the Plan, the number of shares of common stock covered by each outstanding option, and the purchase price per share of common stock covered by each outstanding option shall be proportionately and appropriately adjusted for any such increase or decrease.

        (b) Subject to any required action by the stockholders, if any change occurs in the shares of common stock of the Corporation by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the shares of common stock of the Corporation, then, in any such event, the number and type of shares covered by each outstanding option, and the purchase price per share of common stock covered by each outstanding option, shall be proportionately and appropriately adjusted for any such change. A dissolution or liquidation of the Corporation shall cause each outstanding option to terminate.

        (c) In the event of a change in the common stock of the Corporation as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be shares of common stock within the meaning of the Plan.

        (d) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by, and in the discretion of, the Committee, whose determination in that respect shall be final, binding and conclusive; provided however, that any ISO granted pursuant to this Plan shall not be adjusted in a manner that causes such ISO to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

        (e) Except as hereinabove expressly provided in this paragraph 4.1, an optionee shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Corporation of shares of stock of any class, securities convertible into shares of stock of any class or warrants or options for shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to the option.

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        (f)  The grant of any option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

        4.2  Fair Market Value of Stock. For purposes of this Plan, the "fair
             --------------------------
market value of the shares of the common stock of the Corporation" shall mean the closing price, on the date of grant of any ISO (or, if there is no closing price, then the closing bid price), of the Corporation's common stock as reported on the Composite Tape, or if not reported thereon, then such price as reported in the trading reports of the principal securities exchange in the United States on which such stock is listed, or if such stock is not listed on a securities exchange in the United States, the closing price on the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System NASDAQ, or NASDAQ's successor, or if not reported on NASDAQ, the fair market value of such stock as determined by the Committee in good faith and based on all relevant factors.

        4.3  Term of the Plan.  The ISOs and NSOs may be granted pursuant to the
             ----------------
provisions of the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board of Directors of the Corporation, or the date the Plan is approved by the stockholders, whichever is earlier.

        4.4  Amendment of the Plan. The Board of Directors of the Corporation
             ---------------------
may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to stock options, suspend, discontinue or terminate the Plan or revise or amend it in any respect whatsoever. However, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause incentive stock options issued under it to fail to meet the requirements of incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

        4.5  Incentive Stock Option Plan. Except as provided in the Plan, the
             ---------------------------
Plan shall not affect the terms and conditions of any incentive stock options heretofore or hereafter granted to any employee of the Corporation under any incentive stock option plan of the Corporation or any parent or subsidiary corporation; nor shall the Plan affect any of the rights of any employee to whom such incentive stock option or options have been granted.

        4.6  Application of Funds. The proceeds received by the Corporation from
             --------------------
the sale of common stock pursuant to stock options will be used for general corporate purposes.

        4.7  No Obligation to Exercise. The granting of any stock option under
             -------------------------
the Plan shall impose no obligation upon any optionee to exercise such stock option.

        4.8  No Implied Rights to Employees.  The existence of the Plan, and the
             ------------------------------
granting of options under the Plan, shall in no way give any employee the right to continued employment, give any employee the right to receive any options or any additional options under the Plan, or otherwise provide any employee any rights not specifically set forth in the Plan or in any options granted under the Plan.

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